EXHIBIT 10.3
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                             FIRST AMENDMENT TO THE
                               FINISHMASTER, INC.
                           DEFERRED COMPENSATION PLAN
                         (AS EFFECTIVE NOVEMBER 1, 2001)


     Pursuant to rights reserved under Section 10.1(a) of the FinishMaster, Inc. Deferred Compensation Plan (the "Plan") and pursuant to the Resolutions of the Board of Directors of FinishMaster, Inc. dated November 15, 2001, FinishMaster, Inc. hereby amends the Plan, effective as of January 1, 2002, by the amendment and restatement of Section 3.1(a) as follows:

          (a) Eligibility. Participation in this Plan is open only to certain employees of the Company and its affiliates.

               (i) Criteria. Employees of the Company and its affiliates shall be eligible to participate in this Plan if:

               (A) They are determined by the Company or an affiliated Company, in its sole discretion, to be a member of a select group of management or highly compensated employees as those terms are defined for purposes of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974 (ERISA), as amended ("key employees"); and

               (B) They are designed by the Administrative Committee to be eligible for participation in this Plan.

     Pursuant to Section 10.1(f), FinishMaster, Inc. shall notify all affective parties of this First Amendment to the Plan within a reasonable period of time after its effective date.

     This First Amendment to the Plan is executed as of the 1st day of January, 2002.

                                      FINISHMASTER, INC.

                                      By /s/ Thomas U. Young
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                                      Printed  Thomas U. Young
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                                      Its      Vice-Chairman
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